Defined Benefit Plans (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Mar. 31, 2013
Summary of effect of 1% change in assumed health cost
Effect on total service and interest costs, Increase	$ 3
Effect on total service and interest costs, Decrease	3
Effect on post-retirement benefit obligation, Increase	63
Effect on post-retirement benefit obligation, Decrease	$ 55